Exhibit 99.2

4Q | 2011

Supplemental Information

FURNISHED AS OF FEBRUARY 22, 2012 (UNAUDITED)

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 1 of 15

Table of Contents

3	SCHEDULE 1 - Corporate Information

5	SCHEDULE 2 - Consolidated Balance Sheets

6	SCHEDULE 3 - Selected Balance Sheet Information

7	SCHEDULE 4 - Investment Progression

8	SCHEDULE 5 - Investment Activity

9	SCHEDULE 6 - Investment by Type and Geographic Location

10	SCHEDULE 7 - Square Feet Owned and/or Managed

12	SCHEDULE 8 - Lease and Occupancy Information

15	SCHEDULE 9 - Components of Net Asset Value

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2011 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 2 of 15

SCHEDULE 1

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $2.9 billion in 209 real estate properties and mortgages as of December 31, 2011, excluding assets classified as held for sale and including an investment in one unconsolidated joint venture. The Company’s 201 owned real estate properties, excluding assets classified as held for sale, are located in 28 states and total approximately 13.7 million square feet. The Company provides property management services to approximately 10.3 million square feet nationwide.

A | Corporate Headquarters

Healthcare Realty Trust Incorporated

3310 West End Avenue, Suite 700

Nashville, Tennessee 37203

Phone: 615.269.8175

Fax: 615.269.8461

E-mail: communications@healthcarerealty.com

Website: www.healthcarerealty.com

B | Executive Officers

David R. Emery - Chairman of the Board and Chief Executive Officer

John M. Bryant, Jr. - Executive Vice President and General Counsel

Scott W. Holmes - Executive Vice President and Chief Financial Officer

Todd J. Meredith - Executive Vice President - Investments

B. Douglas Whitman, II - Executive Vice President - Corporate Finance

C | Board of Directors

David R. Emery - Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated

Errol L. Biggs, Ph.D. - Director, Graduate Programs in Health Administration, University of Colorado

C. Raymond Fernandez, M.D. - Former Chief Executive Officer, Piedmont Clinic (Retired)

Batey M. Gresham, Jr., A.I.A. - Founder, Gresham Smith & Partners

Edwin B. Morris III - Managing Director, Morris & Morse Company, Inc.

J. Knox Singleton - President and Chief Executive Officer, Inova Health System

Bruce D. Sullivan - Former Audit Partner, Ernst & Young LLP (Retired)

Dan S. Wilford - Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)

Roger O. West - Former General Counsel, Healthcare Realty Trust Incorporated (Retired)

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 3 of 15

SCHEDULE 1 (CONTINUED)

Corporate Information

D | Professional Services

Independent Registered Public Accounting Firm

BDO USA, LLP

414 Union Street, Suite 1800, Nashville, Tennessee 37219

Transfer Agent

Wells Fargo N.A., Shareowner Services

161 North Concord Exchange, South St. Paul, Minnesota 55075-1139

E | Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2014	OTC	HR	421946AF1
Senior Notes due 2017	OTC	HR	42225BAA44
Senior Notes due 2021	OTC	HR	421946AG9

F | Dividend Reinvestment Plan

Through the Company’s transfer agent, Wells Fargo, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G | Direct Deposit of Dividends

Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H | Dividends Declared

On January 31, 2012, the Company declared a dividend of $0.30 per share, payable on March 1, 2012 to stockholders of record on February 16, 2012.

I | Analyst Coverage

BMO Capital Markets Corp.	Morgan Keegan & Co.
Cowen & Co. LLC	RBC Capital Markets Corp
Davenport & Co. LLC	Robert W. Baird & Co.
Deutsche Bank Securities Inc.	Sandler O’Neil & Partners LP
J.J.B. Hilliard W.L. Lyons LLC	Stifel Nicolaus & Co
J.P. Morgan Securities LLC	UBS Investment Bank
JMP Securities LLC	Wells Fargo Securities LLC
KeyBanc Capital Markets Inc.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 4 of 15

SCHEDULE 2

Consolidated Balance Sheets (1)

(dollars in thousands, except for share data)

	12/31/2011	12/31/2010
Assets
REAL ESTATE PROPERTIES:
Land	$162,843	$163,020
Buildings, improvements, and lease intangibles	2,521,226	2,310,404
Personal property	18,221	17,919
Construction in progress	86,328	80,262

Total real estate properties	2,788,618	2,571,605
Less accumulated depreciation	(516,747)	(484,641)

Total real estate properties, net	2,271,871	2,086,964
Cash and cash equivalents	4,738	113,321
Mortgage notes receivable	97,381	36,599
Assets held for sale and discontinued operations, net	28,650	23,915
Other assets, net	118,382	96,510

Total assets	$2,521,022	$2,357,309

Liabilities and Equity
LIABILITIES:
Notes and bonds payable	$1,393,537	$1,407,855
Accounts payable and accrued liabilities	72,217	62,652
Liabilities of discontinued operations	518	423
Other liabilities	49,944	43,639

Total liabilities	1,516,216	1,514,569
Commitments and contingencies
EQUITY:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.01 par value; 150,000,000 shares authorized; 77,843,883 and 66,071,424 shares issued and outstanding at December 31, 2011 and December 31, 2010, respectively	779	661
Additional paid-in capital	1,894,604	1,641,379
Accumulated other comprehensive loss	(3,332)	(5,269)
Cumulative net income attributable to common stockholders	795,951	796,165
Cumulative dividends	(1,683,196)	(1,593,926)

Total stockholders’ equity	1,004,806	839,010
Noncontrolling interests	—	3,730

Total equity	1,004,806	842,740

Total liabilities and equity	$2,521,022	$2,357,309

(1)	The Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 5 of 15

SCHEDULE 3

Selected Balance Sheet Information

(dollars in thousands)

	2011				2010
	Q4	Q3	Q2	Q1	Q4	Q3
Real estate properties, gross (1)	$2,788,618	$2,770,741	$2,615,248	$2,597,963	$2,571,605	$2,397,218
Real estate properties, net (1)	2,271,871	2,264,397	2,128,676	2,092,179	2,086,964	1,923,098
Construction in progress	86,328	155,489	104,741	98,590	80,262	58,070
Mortgage notes receivable	97,381	94,588	122,603	88,171	36,599	27,134
Assets held for sale and discontinued operations, net	28,650	16,519	16,485	16,694	23,915	17,592
Total assets	2,521,022	2,487,573	2,386,181	2,296,712	2,357,309	2,069,863
Notes and bonds payable (2)	1,393,537	1,349,882	1,251,629	1,293,086	1,407,855	1,138,200
Total equity	1,004,806	1,022,578	1,016,828	902,447	842,740	823,009

(1)	Includes construction in progress.
(2)	Summary of Indebtedness:

	Balance as of 12/31/2011	Months to Maturity	Effective Interest Rate
Senior Notes due 2014, net of discount	$264,371	28	5.19%
Senior Notes due 2017, net of discount	298,465	61	6.62%
Senior Notes due 2021, net of discount	397,052	109	5.86%

Total Senior Notes Outstanding	959,888	66	5.91%
Unsecured credit facility due 2015	212,000	46	1.78%
Mortgage notes payable, net	221,649	63	6.29%

Total Outstanding Notes and Bonds Payable	$1,393,537	63	5.38%

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 6 of 15

SCHEDULE 4

Investment Progression (1)

(dollars in thousands)

A	CONSTRUCTION IN PROGRESS	Number of Properties	Three Months Ended 12/31/2011	Number of Properties	Twelve Months Ended 12/31/2011
	Balance at beginning of period	5	$155,489	3	$80,262
	Fundings on projects in existence at the beginning of the period	—	15,442	—	71,605
	New projects started during the period	—	—	1	7,770
	Consolidation of construction in progress upon elimination of mortgage note receivable	—	—	1	21,939
	Completions (2)	(2)	(88,974)	(2)	(99,619)
	Conversion from mortgage notes receivable (3)	—	4,371	—	4,371

	Balance at end of period	3	$86,328	3	$86,328

B	REAL ESTATE PROPERTIES	Number of Properties	Three Months Ended 12/31/2011	Number of Properties	Twelve Months Ended 12/31/2011
	Balance at beginning of period	203	$2,615,252	198	$2,491,343
	Acquisitions (4)	2	18,257	7	150,304
	Land purchased on ground lease buildings	—	3,562	—	5,430
	Additions/Improvements	—	9,225	—	31,463
	Completions (CIP) (2)	2	88,974	2	99,619
	Assets reclassified as Held for Sale (5)	(7)	(20,835)	(7)	(20,835)
	Dispositions (6)	(2)	(12,145)	(3)	(16,125)
	Elimination of accumulated depreciation on fully depreciated intangible assets	—	—	—	(39,986)
	Assets previously classified as held for sale reclassified to held for use	—	—	1	1,077

	Balance at end of period	198	$2,702,290	198	$2,702,290

C	MORTGAGE NOTES RECEIVABLE	Number of Investments	Three Months Ended 12/31/2011	Number of Investments	Twelve Months Ended 12/31/2011
	Balance at beginning of period	10	$94,588	7	$36,599
	Fundings of new mortgages	—	—	5	85,467
	Fundings on mortgages in existence at the beginning of the period	—	9,954	—	19,164
	Repayments (7)	(1)	(2,312)	(2)	(17,232)
	Conversion to Land Held for Development (3)	(2)	(4,371)	(2)	(4,371)
	Scheduled principal payments	—	(478)	—	(491)
	Elimination of mortgage note receivable upon consolidation	—	—	(1)	(21,939)
	Amortization of loan origination fee	—	—	—	184

	Balance at end of period	7	$97,381	7	$97,381

(1)	Balances exclude investments in one unconsolidated joint venture and properties classified as held for sale.
(2)	During the fourth quarter of 2011, the Company substantially completed development of a medical office building located in Washington and a medical office building located in Colorado.
(3)	During the fourth quarter of 2011, the Company received a deed in lieu of trust on two land parcels located in Iowa which secured two mortgage notes held by the Company.
(4)	During the fourth quarter of 2011, the Company acquired two medical office buildings located in Virginia.
(5)	During the fourth quarter of 2011, the Company classified seven medical office buildings located in Florida and Texas to held for sale.
(6)	During the fourth quarter of 2011, the Company sold two medical office buildings located in Massachusetts not previously classified as held for sale.
(7)	During the fourth quarter of 2011, one mortgage note receivable secured by a medical office building located in Missouri was repaid.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 7 of 15

SCHEDULE 5

Investment Activity (1)

(dollars in thousands)

2011 Investment Activity

Location	Property Type	Investment Type		Closing	Estimated Completion	Total Amount Funded Through 12/31/2011	Estimated Remaining Fundings	Estimated Total Investment	Approximate Square Feet	Aggregate Leased %
Des Moines, IA	Other	Mortgage		1/3/2011	NA	$40,000	$—	$40,000	152,300	94%
Richmond, VA	MOB	Acquisition		6/30/2011	NA	31,901	—	31,901	142,015	91%
Oklahoma City, OK	MOB	Constr. Mortg.	(2)	6/30/2011	2Q 2013	19,896	71,283	91,179	200,000	100%
Springfield, MO	Inpatient	Constr. Mortg.	(2)	6/30/2011	2Q 2013	20,559	90,876	111,435	186,000	100%
Richmond, VA	MOB	Acquisition		8/4/2011	NA	26,374	—	26,374	87,816	91%
Richmond, VA	MOB	Acquisition		8/4/2011	NA	43,835	—	43,835	142,856	97%
Richmond, VA	MOB	Acquisition		8/31/2011	NA	14,598	—	14,598	59,240	100%
Richmond, VA	MOB	Acquisition		9/30/2011	NA	15,339	—	15,339	42,957	100%
Richmond, VA	MOB	Acquisition		10/26/2011	NA	11,599	—	11,599	41,882	100%
Richmond, VA	MOB	Acquisition		10/26/2011	NA	6,666	—	6,666	31,443	100%

Total						$230,767	$162,159	$392,926	1,086,509	97%

Historical Investment Activity

	Acquisitions (3)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total
2008	$315,665	$—	$36,970	$74,085	$426,720
2009	70,664	9,900	10,616	85,120	176,300
2010	301,600	3,700	20,740	63,301	389,341
2011	150,312	40,000	61,931	79,375	331,618

Total	$838,241	$53,600	$130,257	$301,881	$1,323,979

% of Total	63%	4%	10%	23%	100%

Development Properties

	Properties	Amount Funded 4Q 2011	Total Amount Funded Through 12/31/2011	Estimated Remaining Fundings	Estimated Total Investment	Approximate Square Feet	Aggregate Leased %	4Q 2011 Aggregate NOI ($000s)
Construction in progress	3	$10,541	$61,152	$22,130	$83,282	300,614	61%	$—
Mortgage construction loans	4	9,877	51,472	165,722	217,194	473,431	100%	—
Stabilization in progress	10	12,671	333,370	26,288	359,658	1,095,284	40%	(1,238)
Land held for development (4)	—	NA	25,176	—	—	—	—	—

Total	17	$33,089	$471,170	$214,140	$660,134	1,869,329	59%	$(1,238)

(1)	Represents real estate. Refer to Form 10-K Footnote 4 for more information on the Company’s acquisitions.
(2)	These construction mortgages are scheduled to be funded over 28 months, and HR has an obligation to purchase the properties upon substantial completion at a price equal to the amount outstanding under the mortgage notes.
(3)	Net of mortgage notes receivable payoffs upon acquisition.
(4)	Included in construction in progress on the Company’s Consolidated Balance Sheets.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 8 of 15

SCHEDULE 6

Investment by Type and Geographic Location (1)

(dollars in thousands)

	MOB/Outpatient (83.8%)				Inpatient (13.0%)				Other (3.2%)
	Stabilized Properties	Development Properties		Mortgages	Rehab	Surgical	CIP	Mortgages	Other	Mortgages	Total	% of Total
		Stabilization	CIP

Texas	$565,583	$61,807	$7,770	$9,547	$22,919	$92,000	$—	$—	$—	$—	$759,626	26.4%
Virgina	190,611								11,826		202,437	7.0%
Florida	174,035			2,680	11,703						188,418	6.6%
Tennessee	160,547			3,230					7,874		171,651	6.0%
North Carolina	143,923										143,923	5.0%
Indiana	99,493					43,406					142,899	5.0%
Washington	59,529	72,693									132,222	4.6%
Pennsylvania	10,798				119,296						130,094	4.5%
Iowa	86,519			1,469						40,000	127,988	4.5%
California	113,247				12,688						125,935	4.4%
Colorado	60,677	45,665	15,408								121,750	4.2%
Hawaii	23,127	87,563									110,690	3.9%
Arizona	34,482	39,712			16,012						90,206	3.1%
Missouri	42,843							20,559			63,402	2.2%
Illinois	37,242	25,930									63,172	2.2%
Alabama	20,952				17,722				9,536		48,210	1.7%
South Dakota							37,974				37,974	1.3%
Washington, DC	29,656										29,656	1.0%
Other (11 states)	135,999			19,896							155,895	5.4%
Sub-total	$1,989,263	$333,370	$23,178	$36,822	$200,340	$135,406	$37,974	$20,559	$29,236	$40,000	$2,846,148	99.0%

Land held for development			25,176								25,176	0.9%
Unconsolidated joint venture									1,266		1,266	0.1%

Total Investments	$1,989,263	$333,370	$48,354	$36,822	$200,340	$135,406	$37,974	$20,559	$30,502	$40,000	$2,872,590	100.0%

Percent of $ Invested	69.2%	11.6%	1.7%	1.3%	7.0%	4.7%	1.3%	0.7%	1.1%	1.4%	100.0%

Number of Investments	170	10	2	5	12	2	1	1	5	1	209

(1)	Excludes assets held for sale totaling $52.8 million and corporate property totaling $14.7 million.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 9 of 15

SCHEDULE 7

Square Feet Owned and/or Managed (1)

By State

	Owned
	Number of Properties
		Managed		Development Properties
		by HR	by Third Party	Stabilization	CIP	Master Leases	Total	Percent
Texas	48	2,941,286	302,094	246,717	96,433	337,771	3,924,301	28.6%
Tennessee	16	1,260,260				75,000	1,335,260	9.8%
Virginia	15	553,532	136,427			334,454	1,024,413	7.5%
Florida	18	634,649	148,507			193,802	976,958	7.1%
North Carolina	14	724,291					724,291	5.3%
Indiana	5		382,695			175,999	558,694	4.1%
California	10	488,955				63,000	551,955	4.0%
Colorado	7	192,280		257,192	90,579		540,051	4.0%
Pennsylvania	7	63,914				437,601	501,515	3.7%
Arizona	10	202,082		179,963		51,903	433,948	3.2%
Washington	5	73,548		191,051		159,071	423,670	3.1%
Iowa	9	265,063				104,117	369,180	2.7%
Illinois	4	148,055		95,436		110,000	353,491	2.6%
Alabama	6	120,192	129,294			95,500	344,986	2.5%
Hawaii	3	173,502		124,925			298,427	2.2%
Michigan	3	199,749					199,749	1.5%
Missouri	5	177,039				13,478	190,517	1.4%
Washington, DC	2	182,836					182,836	1.3%
Louisiana	2		136,155				136,155	1.0%
Other (9 states)	12	339,067	131,361		113,602	20,749	604,779	4.4%

Total	201	8,740,300	1,366,533	1,095,284	300,614	2,172,445	13,675,176	100.0%

By Market

	Square Feet	Percent		Square Feet	Percent
Dallas-Ft. Worth, TX	2,314,184	16.9%	Des Moines, IA	369,180	2.7%
Nashville, TN	812,608	5.9%	Chicago, IL	353,491	2.6%
Charlotte, NC	764,092	5.6%	Tampa, FL	351,965	2.6%
Houston, TX	729,712	5.3%	Seattle-Bellevue, WA	332,109	2.4%
San Antonio, TX	613,280	4.5%	Honolulu, HI	298,427	2.2%
Indianapolis, IN	558,694	4.1%	Phoenix, AZ	288,511	2.1%
Richmond, VA	558,209	4.1%	Washington, DC	241,739	1.8%
Los Angeles, CA	551,955	4.0%	Miami, FL	215,980	1.6%
Denver-Colorado Springs, CO	540,051	3.9%	Austin, TX	206,125	1.5%
Roanoke, VA	466,204	3.4%	Other (30 Markets)	2,684,354	19.7%

Memphis, TN	424,306	3.1%	Total	13,675,176	100.0%

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 10 of 15

SCHEDULE 7 (CONTINUED)

Square Feet Owned and/or Managed (1)

By Facility Type

	OWNED
	Managed by HR	Managed by Third Party	Stabilization in Progress	Construction in Progress	Master Leases	Total Owned	Percent of Total Owned	Third Party Managed by HR	Total
Medical office/outpatient (2)	8,740,300	1,110,812	1,095,284	187,012	1,009,203	12,142,611	88.8%	443,886	12,586,497
Inpatient Rehab				113,602	798,072	911,674	6.7%		911,674
Inpatient Surgical					273,770	273,770	2.0%		273,770
Other		255,721			91,400	347,121	2.5%		347,121

Total Square Feet	8,740,300	1,366,533	1,095,284	300,614	2,172,445	13,675,176	100%	443,886	14,119,062

Percent of Total Square Footage	61.9%	9.7%	7.8%	2.1%	15.4%	96.9%		3.1%	100.0%

Total Number of Properties (1)	133	18	10	3	37	201		7	208

By Occupant

Occupants Greater than 1%	Medical Office/Outpatient	Inpatient Rehab	Inpatient Surgical	Other	Total	% of Total Sq. Feet
Baylor Health Care System	813,520		156,245		969,765	7.1%
HealthSouth		647,560			647,560	4.7%
Carolinas Healthcare System	591,845				591,845	4.3%
HCA	404,495			16,400	420,895	3.1%
Catholic Health Initiatives	280,805				280,805	2.1%
Ascension Health Care System	200,471				200,471	1.5%
Bon Secours	199,827				199,827	1.5%
OrthoIndy	58,474		117,525		175,999	1.3%
All Other Occupants Less than 1%	9,593,174	264,114	—	330,721	10,188,009	74.5%

Total Square Feet	12,142,611	911,674	273,770	347,121	13,675,176	100.0%

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.
(2)	On/Off Campus (% of Square Feet)

	2011				2010
	4Q	3Q	2Q	1Q	4Q	3Q
On/adjacent	74%	72%	70%	69%	66%	66%
Off	26%	28%	30%	31%	34%	34%

	100%	100%	100%	100%	100%	100%

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 11 of 15

SCHEDULE 8

Lease and Occupancy Information

(dollars in thousands)

Lease Maturity Schedule (1)

		Number of Leases
	Annualized Minimum Rents (2)	Multi-Tenanted Properties	Master Leased Properties	Percentage of Revenues	Total Sq. Ft.
2012	$36,083	451	3	14.6%	1,480,717
2013	37,555	306	4	15.3%	1,399,989
2014	42,662	368	5	17.3%	1,715,197
2015	24,531	224	—	10.0%	1,028,778
2016	23,508	188	6	9.6%	919,638
2017	17,540	69	5	7.1%	819,114
2018	13,318	93	—	5.4%	622,952
2019	6,107	30	1	2.5%	214,214
2020	9,578	34	—	3.9%	334,253
2021	7,353	32	3	3.0%	352,011
Thereafter	27,751	44	10	11.3%	1,114,539

Average Tenant Size

	Number of Leases
Square Footage	Multi-Tenanted Properties (3)	Master Leased Properties
0 - 2,500	969	—
2,501 - 5,000	493	—
5,001 - 7,500	145	1
7,501 - 10,000	70	2
10,001 +	162	34

Total Leases	1,839	37

Detail of Lease Type (excludes CIP and unconsolidated joint ventures):

Owned	Number of Properties	Investment ($000s)	Sq. Ft. (000s)
Multi-tenanted	161	2,154,209	11,013
Master lease	37	533,406	2,172
Mortgages	7	97,381	—

	205	2,784,996	13,185

(1)	Mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.
(2)	Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, future step-ups in rent, or sponsor support payments under financial support agreements and straight-line rent.
(3)	The average lease size in the multi-tenant portfolio is 4,265 square feet.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 12 of 15

SCHEDULE 8 (CONTINUED)

Lease and Occupancy Information

(dollars in thousands)

Weighted Average Increases in Lease Rates for Multiple-Tenant Properties: (1) (2)

	2011				2010
	4Q	3Q	2Q	1Q	4Q	3Q
Contractual increases for in-place leases (“annual bumps”)	3.1%	3.2%	3.1%	3.1%	3.1%	3.2%
Newly executed leases (“cash leasing spreads”)	2.5%	2.3%	1.7%	1.7%	1.0%	1.8%

Occupancy: (1)

		2011				2010
FACILITY TYPE	INVESTMENT AT 12/31/2011	4Q	3Q	2Q	1Q	4Q	3Q
Medical office/outpatient	$1,989,263	86%	86%	86%	86%	86%	86%
Inpatient	151,418	100%	100%	96%	96%	96%	96%
Other	29,236	76%	76%	76%	76%	76%	84%

Stabilized Occupancy (3) (4)	2,363,796	87%	87%	87%	86%	87%	87%

Stabilization Occupancy (3) (4)	333,370	21%	19%	17%	16%	23%	22%

(1)	Mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.
(2)	Represents historical rental rate increases and may not be indicative of future increases.
(3)	The stabilized occupancy assumes that properties under a Property Operating Agreement or Master Lease Agreement have 100% occupancy. The average underlying tenant occupancy of the six properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 76%. The stabilized occupancy excludes the ten development properties currently in stabilization. The properties in Stabilization are currently 40% leased. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy due to buildout of their suite.
(4)	The overall stabilized occupancy percentage may be affected from quarter to quarter when a property is re-categorized from the “stabilization” group to the “stabilized” group.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 13 of 15

SCHEDULE 8 (CONTINUED)

Lease and Occupancy Information

(dollars in thousands)

Same Store NOI (1) (2) (3)

							SEQUENTIAL		YEAR-OVER-YEAR
	Number of Properties	Investment at 12/31/2011	Occupancy at 12/31/2011	4Q 2011 NOI	3Q 2011 NOI	4Q 2010 NOI	NOI	Percentage Change	NOI	Percentage Change
Multi-tenanted Properties	123	$1,358,062	89%	$28,936	$26,949	$27,955	$1,987	7.4%	$981	3.5%
Master leased Properties	35	439,541	100%	11,093	11,492	11,222	(399)	-3.5%	(129)	-1.1%

Total	158	$1,797,603	91%	$40,029	$38,441	$39,177	$1,588	4.1%	$852	2.2%

(1)	Mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.
(2)	Properties included in the same facility analysis represents 85% to 95% of total NOI. In order to provide meaningful comparisons, same facility NOI is adjusted for certain non-routine items and excludes properties that were recently acquired or disposed of, properties held for sale, and properties in stabilization or conversion that would distort the change in NOI of the core portfolio.
(3)	Reconciliation of net operating income (NOI):

	4Q 2011 NOI	3Q 2011 NOI	4Q 2010 NOI
Master lease income	$13,073	$13,563	$12,758
Property operating income	58,962	57,005	50,121
Amounts included in other operating income: (a)
Rental lease guaranty income	1,257	1,841	1,950
Property operating expense	(28,791)	(30,587)	(26,037)

Net operating income	44,501	41,822	38,792

NOI not included in same store	(4,472)	(3,381)	385

Same store NOI	$40,029	$38,441	$39,177

(a) Other operating income reconciliation:
Rental lease guaranty income	$1,257	$1,841	$1,950
Interest income	127	139	201
Other	132	87	91

Total Consolidated other operating income	$1,516	$2,067	$2,242

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended 12/31/2011	Page 14 of 15

SCHEDULE 9

Components of Net Asset Value

as of December 31, 2011, unless otherwise noted

(dollars in thousands)

		TOTAL SHARES OUTSTANDING [1]			77,945,225

Asset Type	Same Store 4Q 11 NOI [2]	Adjustments [3]	Adjusted 4Q 11 NOI	Annualized Adjusted 4Q 11 NOI	% of Adjusted NOI
MOB / Outpatient	$33,304	$3,551	$36,855	$147,420	82%
Inpatient rehab	4,825	(116)	4,709	18,836	10%
Inpatient surgical	1,167	1,744	2,911	11,644	6%
Other	733	—	733	2,932	2%

Subtotal	$40,029	$5,179	$45,208	$180,832	100%

ADD: Development Properties and Mortgages
Construction in progress [4]	$86,328
Stabilization in progress [4]	333,370
Mortgage notes receivable [4]	97,381

Subtotal	517,079

ADD: Other Assets
Assets held for sale [5]	$28,650
Properties not in Same Store NOI [6]	109,768
Cash and other assets [7]	64,638

Subtotal	203,056

SUBTRACT: Debt
Unsecured credit facility [8]	$212,000
Senior notes [8]	964,737
Mortgage notes payable [8]	225,377
Other liabilities [9]	98,345

Subtotal	1,500,459

1	Total shares outstanding as of January 31, 2012.
2	See Schedule 8 for details on same store NOI.
3	Same Store NOI is adjusted to reflect a full quarter of NOI from properties acquired during the prior five quarters, seasonal utilities, and master lease renewals.
4	Construction in progress, stabilization in progress, and mortgage notes receivable reflect gross book value.
5	Assets held for sale are excluded from Same Store NOI and reflect net book value.
6	Reflects net carrying amount of certain properties not included in Same Store NOI, which comprise 996,495 square feet and generated an immaterial NOI loss for 4Q 2011.
7	Includes cash of $4.7 million and other assets of $59.8 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $45.0 million, above-market intangible assets (net) of $13.3 million, equity investment in an unconsolidated joint venture of $1.3 million, and notes receivable (net) of $0.2 million. See Footnote 7 to the Consolidated Financial Statements of the Company’s Annual Report on Form 10-K for a detail of other assets.
8	Outstanding principal balances as described in Footnote 9 to the Consolidated Financial Statements of the Company’s Annual Report on Form 10-K.
9	Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $72.2 million, liabilities of discontinued operations of $0.5 million, pension plan liability of $15.4 million, security deposits of $4.4 million, market-rate lease intangibles of $5.2 million, and deferred operating expense reimbursements of $0.6 million. Excludes deferred revenue of $24.3 million.

Healthcare Realty Trust Incorporated Supplemental Information Three months ended 12/31/2011	Page 15 of 15